SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2009
Layne Christensen Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
(Address of Principal Executive Offices)

(913) 362-0510
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (e) On June 3, 2009, Layne stockholders approved an amendment to the Layne Christensen Company 2006 Equity Incentive Plan (the “Plan”) increasing the number of shares of common stock that are available for issuance under the Plan from 600,000 shares to 2 million shares.
     The foregoing description of the amendment to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached as Appendix B to Layne’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 6, 2009 (the “Proxy Statement”) and to the description of the amendment to the Plan in Item 3 of the Proxy Statement, which is incorporated herein by reference.
SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

10.1	Layne Christensen Company 2006 Equity Incentive Plan, as amended (incorporated by reference from Appendix B to Layne’s Definitive Proxy Statement filed with the SEC on May 6, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company (Registrant)
Date: June 3, 2009	By	/s/ A. B. Schmitt
		Name:	A. B. Schmitt
		Title:	President and Chief Executive Officer